New or Revised IFRS Standards and Interpretations	6 Months Ended
Jun. 30, 2026
Revised standards [Abstract]
New or Revised IFRS Standards and Interpretations	New or Revised IFRS Standards and Interpretations
A number of new or amended standards became applicable for annual periods beginning on or after January 1, 2026. These standards were assessed to not have any significant impact on the Group’s accounting policies and did not require any retrospective adjustments.
A preliminary assessment on the impact of the implementation of IFRS 18 has been performed; based on this assessment, the Company expects there to be no significant impact on the Company's overall financial statements. Based on the initial assessment the Company also expects there to be no Management defined Performance Measures or MPM’s to be reported on. IFRS 18 will not be early adopted. Possible impacts from other new or revised standards have not yet been assessed but are anticipated to be immaterial.